May 2012







CHINA AUTO LOGISTICS INC.

NasdaqGM: CALI

Meeting China's Strong Demand For Luxury Imported Automobiles With Web-based Solutions and Auto Related Services

www.cali.com.cn

Safe Harbor Statement

Information in this presentation may contain statements about future expectations, plans, prospects or performance of China Auto Logistics Inc. (the "Company") that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The words or phrases "can be," "expects," "may affect," "believe," "estimate," "project," and similar words and phrases are intended to identify such forward-looking statements. The Company cautions you that any forward-looking information provided by or on behalf of the Company is not a guarantee of future performance.

All such forward-looking statements are current only as of the date on which such statements were made. The Company does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

About CALI

Our Aim: To Maintain Rapid Growth of our Luxury Auto Sales in China and High Margin Auto-Related Services

Who We Are

- An established leader in China in imported high-end auto sales. In 2011, CALI sold 4190 autos @ average price of $105K, (+17.35%) with larger than planned volume growth of 50.83%, as compared to 2010
- China's leading ground-breaker in developing auto-related websites and services for domestic and imported car buyers, dealers, and owners (with much higher margins than auto sales)
- Goal: Expand Luxury Auto Sales and High Margin Auto-related Services

Our Sites and Services



- www.cali.com.cn – the first broad spectrum portal in China for auto industry businesses and consumers
- www.at188.com – #1 website in China for imported cars
- www.at160.com- among top Chinese websites for domestic cars
- www.goodcar.cn- a leading consumer auto site

Growth Drivers



- Rapid growth in Internet use and on-line purchasing by Chinese
- Rapid growth in China's luxury auto sales, (#1 auto market worldwide)

consumers and businesses

CALI Overview

Founded in 1995 | **Public November, 2008** | **NASDAQ 2009**

- Based in Tianjin City-China's leading port for imported cars
- 2009 Revenues: $215MM Net Income: 5.54 MM EPS. $0.31
- 2010 Revenues: $258MM Net Income: 8.01 MM EPS. $0.44
- 2011 Revenues: $452MM Net Income: 8.13 MM EPS. $0.39 (one-time write off of goodwill reduced net profit by approximately $900,000)
- Achieved NASDAQ listing in 2009
- Shares Outstanding: 22.2MM
- Market Cap: Approx. $15.5 MM (May 15, 2012)





Key Developments

- **April 27, 2010**-CALI Unveils www.cali.com.cn at Beijing Auto Show
  - CALI: "**C**hina **A**uto **L**iving **I**nternet Portal"
  - Wide ranging "single stop" portal for foreign and domestic auto dealers and buyers, suppliers and automobile owners
- **July 1, 2011**-Raised $5.25MM @ $1.75 per share (20% above market for CALI), from four Asian investors, daily trading volume exceeded 2MM after the closing
- **January 30, 2012**-CALI concluded cooperation agreements with five leading auto insurers to provide insurance to purchasers of automobiles in its auto mall, the largest imported luxury auto mall in China. On **April 26**, CALI executed a cooperation agreement with CPIC, third biggest insurer in China, to provide imported car auto insurance
- As of **2011 Y/E**, CALI has expanded its credit line to $151M, as compared to $51M at 2010 Y/E, which directly resulted in 75.91% increase in net revenue from financing services. Banks in aggregate line include top banks in China

Key Growth Drivers

Rapid Auto Market Growth in China

- China has grown to become the world's #1 auto market and top market for luxury auto sales.
- In 2011, 18.5M cars sold in China. Even with only 2.5% growth YOY it was up 5.78M units, or 44.8% over US sales
- China's auto per capita possession rate is 17.2/per car, much lower than world average of 6.8/per car, and 1.3/per car in the US
- Luxury car sales grew nearly 28% YOY in 2011



Growth of e-Commerce

- China is now the world's largest Internet service user (approximately 513 million users in a population of 1.4 billion).
- Chinese Internet users spend 44% of spare time browsing online, the longest worldwide.
- Nearly 70% of Chinese Internet users purchased online services and over 90% will use online data and information as shopping reference.
- Over 90% of China's automobile purchasers will browse the Internet before visiting dealer.

Other Key Growth Drivers Specific To Chinese Auto Market

Imports

- In 2011, China imported 1.04M cars at a growth rate of 27.69%, much higher than 2.5% growth of domestic manufactured cars. For the first time, imported car volume exceeded one million units
- Luxury SUV represents about 42% of the imported car sales
- For growing wealthy class, cars are significant status symbols



Domestic Autos

- Confusing array of more than 120 domestic makes and models
- 4S Shops don't sell full lines of makes and models, making website shopping a necessity
- "Auto Malls"–the newest way to shop for cars, still, 200 dealers at a time.

Services

- Bank financing services require homes as collateral - - CALI provides various financing services
- Extensive use of financing by auto dealers for inventory purchases
- Auto Insurance is mandatory
- Consumer web-based purchasing is common practice

China Auto is a Leading Logistics, Sales Provider for Imported Cars

- CALI has the only national website for imported cars in China



China Auto Logistics, Inc.



One Stop Service → National Coverage → Strong Financing and Bank Relationships

↓

4,000+ Client Base (F)

Dealer Financing & Auto Sales (F) → Customs Clearance (F) → Storage (F) → Delivery (F)

The only national website in China devoted to imported cars, www.at188.com provides real-time auto trading, marketing & advertising information.

(F) Fee Opportunities

CALI's Newest Service: Auto Mall Management

- $1 million annual fee to manage Tianjin FTZ International Automobile Exhibition and Sales Center since 2010
- Utilizes CALI's auto logistics skills and national network of auto dealers to attract new customers and tenants
- In 2011, Tianjin Mall was the largest imported auto mall in China and accounted for 20% of all imported auto sales.





Customer Case Study



Customer Purchasing Process

OPTIONS

1. Local Dealers – 4S Shops*

-Limited choices of makes and models

-Limited Financing

2. Auto Malls

-Variety of Dealers

-Limited Selection

3. CHINA AUTO LOGISTICS

-Variety of imported/domestic manufacturers

-All makes and models

-Customized search features

-Financing

-Comparison shopping

-Shorter acquisition period

*A 4S shop is a government authorized auto shop licensed to provide sales, service, spare parts and surveys.

CALI Provides Auto Dealer Clients with National Sales Presence

Current Environment

- Approximately 20,000 4S dealers nationwide – 16,000 additional licenses issued
- Fragmented auxiliary services (insurance, maintenance, parts/service, and financing)
- Expensive overhead: restocking, inventory, advertising
- Taxes, tariffs and transaction costs



CALI Dealer Solution

Dealer registers on CALI website → Subscription ($3000) includes: advertising, inventory info, financing availability → Dealer receives direct/ indirect consumer traffic through CALI website → Dealer contacted by consumer → ***CALI's services assist dealers with closing the sale (i.e.- buyer financing)***

Dealer Benefits

- ✓ *Greater consumer reach*
- ✓ *Website presence*
- ✓ *Advertising space*
- ✓ *A one-stop solution for their buyers*
- ✓ *Inventory financing*
- ✓ *Lower cost inventory financing*
- ✓ *Additional revenue opportunities (shared commissions)*



2011: Continuing Rapid Growth

Gross Profit
Fiscal Year 2011-2010


*In Millions USD
+14.79%
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
2011
2010

Revenues
Fiscal Year 2011-2010


*In Millions USD
+75.09%
$500.00
$450.00
$400.00
$350.00
$300.00
$250.00
$200.00
$150.00
$100.00
$50.00
2011
2010

	2011 VS	2010	Growth rate
Revenue	$452MM	$258MM	75.09%
Gross Profit	$16.14MM	$14.06MM	14.79%

Year 2011 Operating Income Breakdown
Services Are Biggest Contributor to Profits

2011 Operating Income



$0.54MM
$0.82MM
$1.89MM
$5.03MM
$4.38MM
Auto Sales
Web-based Advertising
Financing Services
Auto Mall Mgmt
Auto Value Added Serv



- *In Q4, management determined Goodcar membership fee charge was no longer suitable for long-term expansion of website and shifted focus to growing web-based services. Believes open platform will bring more customers to use CALI's value-added services and/or financing services*
- *Operating profit generated by financing services grew 29.14%*
- *While down slightly, web-based advertising was single biggest contributor to services profits in 2011*

2012 First Quarter *(ended March 31, 2012)*

Strategic Shift:

New Growth Strategy to Produce Recurring Earnings Growth:

- Exit Web-based Advertising
- Rapidly Grow Luxury Cars and Auto Related Services



Results

REVENUES ↑ 32% Year over Year to $107.45 MM

- Luxury Auto Sales +33%
- (Unit Sales up 44%)
- Financing Services +186%
- Automobile Value Added Service +54%
- Auto Mall +.21%
  - Web-based Advertising -85%
  - NET INCOME ↓ 24% year over year to $1.6MM

Q1 Services Growth Leverages Net Income

- Q1 2011: Web-based Advertising + Financing Services + Auto-value added services = $3.3 million
- Q1 2012: Web-based Advertising + Financing Services + Auto Value Added Services =$3.1 Million

$200,000 Reduction in Services Revenue (financing up and advertising down) key factor in 24% decline in Net Income



Q1 2012 New Quarterly Records

- Auto Sales: Over $100 MM
- Financing Services: Over $2 MM
- Luxury Autos Sold: Over 1000 Units
- Bank Lines: Approximately $150 MM



CALI Service Business Expansion Potential

Current Services

- Financing Services
- Auto Mall Management
- Automobile Value Added



New Services Being Developed

- Auto Insurance
- Direct Purchases Abroad
- Expanded Retailing System
- Consumer Warranties
- Others

Seasoned Management Team

Auto Industry

Mr. Tong Shiping- CEO, President

- Founder of Company in 1995.
- Increased business from startup to over $190M annual sales in less than 10 years.
- Strong IT and auto industry experience.
- Company honored as a "Top Hundred Enterprises" by The Ministry of Commerce in 2005 under Shiping's management.



Financing

Ms. Wang Xinwei- CFO,VP

- Senior Internal Auditor.
- Former Senior Accounting Manager for Tianjin Hongqiao District Government.
- Managed Tianjin's joint development project with Euro countries, gaining strong international accounting experience.
- Joined Company in 2001.

Sales

Mr. Yang Bin- General Manager, Sales Director

- Rich experience in automobile industry sales.
- Contributed greatly to developing the Company's extensive client base.

CALI Has Key Strategic Relationships in China

Banking

- Strong banking relationships in the PRC
  - *Agricultural Bank of China, China Merchants Bank and Pudong Development Bank*

    ** Nearly $150 million line of credit (as of 3/31/12)*
  - *For auto dealer financing and growth needs*
  - *Anticipates additional credit lines for financing business will be available if required*

Tianjin Port

- CALI is the only one-stop service provider in the country's largest auto port.

Dealers

- Leveraging customer loyalty.
- Over 4,000 auto dealer customers nationwide.


SUCCESS

Contact Info

China Auto Logistics Inc. Headquarters:
Floor 1 FTZ International Auto Mall, 86 Tianbao Avenue, Free Trade Zone, Tianjin, P.R. China 300461
Tel: 86 (22) 25762771
Fax: 86 (22) 66271509

Website: www.chinaautologisticsinc.com

Contact :
Ken Donenfeld
DGI Investor Relations Inc.
Tel: 212-425-5700
Fax: 646-381-9727
kdonenfeld@dgiir.com

Contacts:
Richard Sun
Email: sjz_cali@126.com

Bob Agriogianis
bob@focusasiapartners.com
Ph: (973)-520-8741

Auditors:
Marcum LLP
2049 Century Park East, Suite 400
Los Angeles, CA 90067
Tel: 310-453-9400

Transfer Agents:
Corporate Stock Transfer
www.corporatestock.com/contact/